                                                                 Exhibit 10-E.4

                                   AMENDMENT


        THIS AMENDMENT is entered into as of the 1st day of November, 1995, by and between NORTHWEST PIPELINE CORPORATION, hereinafter referred to as "Transporter", and WASHINGTON NATURAL GAS COMPANY, hereinafter referred to as "Shipper".


RECITALS:

A. Transporter and Shipper are parties to that certain firm Transportation Agreement (#F-120) dated August 15, 1994 ("Agreement").

B. Transporter and Shipper have entered into various amendments which were effective upon the inservice date of the upgrade to various meter stations and/or the inservice date of new meter stations.

C. Transporter and Shipper desire to enter into this Amendment to update the Agreement to reflect receipt and delivery points and volumes on Exhibits "A" and "B" effective and inservice as of November 1, 1995.


AGREEMENT:

        NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, the parties agree as follows:

        1. Exhibits "A" and "B" of the Agreement shall be deleted in their entirety and the attached Exhibits "A" and "B" to this Amendment shall be added to and made a part of the Agreement, effective November
1, 1995.

        2. Except as amended herein, the Agreement shall remain in full force and effect.

        3. This Amendment shall be binding upon and inure to the benefit of the parties hereto and any successors or assigns of such parties.

        4.       This Amendment may be executed in any number of counterparts.


        IN WITNESS WHEREOF, the parties hereto have executed two duplicate original copies of this Amendment as of the date and year first written above.

                                         NORTHWEST PIPELINE CORPORATION

                                         By
                                            ---------------------------------
                                            Joe H. Fields
                                            Attorney-In-Fact


ATTEST:                                  WASHINGTON NATURAL GAS COMPANY

By                                       By
   ------------------------------            ------------------------------
Title: General Manager                   Name:  John F. Stefani
       Gas Supply & Pipeline Svcs.       Title: VP, Gas Supply & Ind. Svcs.

                                  EXHIBIT "A"

                                     to the

                       TRANSPORTATION AGREEMENT ("F-120")
                              Dated July 31, 1991
                    (As Amended Effective November 1, 1995)

                                    between

                         NORTHWEST PIPELINE CORPORATION

                                      and

                         WASHINGTON NATURAL GAS COMPANY


                                 RECEIPT POINTS


                                                                                   Maximum Daily
Receipt Points                                                                  Quantity ("MDQ")(1)
--------------                                                                  ----------------
Sumas                                                                                 13,030
Blanco (INWPLBLA)                                                                      5,400


              Total                                                                   18,430


(1) The total of the MDQ's must equal total transportation contract demand as set forth in Section 1.1

                                  EXHIBIT "B"

                                     to the

                       TRANSPORTATION AGREEMENT ("F-120")

                             DATED August 15, 1994
                         (As Amended November 1, 1995)

                                    between

                         NORTHWEST PIPELINE CORPORATION

                                      and

                         WASHINGTON NATURAL GAS COMPANY


                                DELIVERY POINTS


                                                                 Maximum Daily
                                                              Delivery Obligation
                                                                   ("MDDO")
   Primary                                                         for each                 Delivery
Delivery Point                                                  Delivery Point              Pressure
--------------                                                  --------------              --------
                                                                   (MMBtu)                   (psig)
Evergreen Shores-Black Lake                                          1,710                    350
Machias                                                                817                    250
May Valley                                                           1,250                    250
North Puyallup                                                       3,333                    250
Olympia                                                             11,320                    400
                                                                    ------

            Total                                                   18,430





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